Exhibit 8.1

ABB Consolidated Group Companies as per March 31, 2007

(excl. non-legal reporting entities and dormant companies )

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB Power Technologies SpA, Hydra	100.00	ALGERIA
SARPI - Société Algérienne pour la réalisation de projets industriels, Alger	50.00	ALGERIA
ABB Electrica SGPS, Lda., Luanda	100.00	ANGOLA
ABB S.A., Buenos Aires	100.00	ARGENTINA
ABB Tubío S.A., San Luis	100.00	ARGENTINA
ABB Import & Export Services Ltd., Oranjestad/Aruba (NA)	100.00	ARUBA (NL)
ABB Australia Pty Limited, Sydney	100.00	AUSTRALIA
Babcock Australia Pty Limited, Sydney, NSW	100.00	AUSTRALIA
ABB Group Investment Management Pty. Ltd., Sydney	100.00	AUSTRALIA
ABB Group Holdings Pty. Ltd., Sydney	100.00	AUSTRALIA
ABB Group Investment LLP, Sydney	100.00	AUSTRALIA
ABB AG, Vienna	100.00	AUSTRIA
ABB Technologies W.L.L., Bahrain	100.00	BAHRAIN
ABB N.V., Zaventem	100.00	BELGIUM
THV GTI-ABB, Zaventem	63.40	BELGIUM
Asea Brown Boveri Ltda., La Paz	99.89	BOLIVIA
ABB (Pty) Ltd., Gaborone	100.00	BOTSWANA
ABB Ltda., Osasco	100.00	BRAZIL
Consorcio Lummus Andromeda, Osasco	50.00	BRAZIL
ABB Lummus Global Ltda., Osasco	100.00	BRAZIL
ABB Bulgaria EOOD, Sofia	100.00	BULGARIA
ABB Avangard AD, Sevlievo	99.81	BULGARIA
Asea Brown Boveri S.A., Douala	99.90	CAMEROON
ABB Inc., St. Laurent, Quebec	100.00	CANADA
ABB Bomem Inc., Quebec	100.00	CANADA
Combustion Engineering Technology Investment Corp., St.Laurent, Quebec	100.00	CANADA
ABB Canada Investment Inc., Saint-Laurent, QC	100.00	CANADA
ABB S.A., Santiago	100.00	CHILE
CMS Tecnologia S.A.,, San Francisco de Mostazal	70.00	CHILE
ABB (China) Ltd., Beijing	100.00	CHINA
ABB Engineering (Shanghai) Ltd., Shanghai	100.00	CHINA
ABB Bailey Beijing Controls Co. Ltd., Beijing	51.00	CHINA
ABB Chongqing Transformer Company Ltd., Chongqing City	62.20	CHINA
ABB DATONG Traction Transformers Co., Ltd, Shanxi	50.00	CHINA
ABB Xiamen Switchgear Co. Ltd., Xiamen	64.30	CHINA
ABB Electrical Machines Ltd., Shanghai	100.00	CHINA
ABB (China) Engineering Co. Ltd. Xiamen	100.00	CHINA
ABB Tellhow Generators Ltd., Jiangxi	51.00	CHINA
ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen	51.00	CHINA
ABB Holding Ltd., Hong Kong	100.00	CHINA
ABB Beijing Drive Systems Co. Ltd., Beijing	90.00	CHINA
ABB LV Installation Materials Co. Ltd., Beijing	85.70	CHINA
ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)	80.00	CHINA
ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen	100.00	CHINA
ABB Lummus Global China Co. Ltd., Shanghai	100.00	CHINA
ABB Shanghai Motors Co. Ltd., Shanghai	75.00	CHINA
ABB Shanghai Transformer Co. Ltd., Shanghai	51.00	CHINA
ABB High Voltage Switchgear Co. Ltd., Beijing	60.00	CHINA

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB Hefei Transformer Co. Ltd., Hefei	100.00	CHINA
ABB Jiangjin Turbo Systems Company Limited, Chongqing	61.00	CHINA
ABB Xi’an Power Capacitor Company Limited, Xi’an	51.00	CHINA
ABB Transmission & Distribuition Automation Equipment (Xiamen) Co. Ltd., Fujian	100.00	CHINA
ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province	80.00	CHINA
ABB Xi’an High Power Rectifier Company Limited, Xi’an	62.00	CHINA
ABB Zhongshan Transformer Company Ltd., Zhongshan City	51.00	CHINA
Asea Brown Boveri Ltda., Bogotá	99.99	COLOMBIA
ABB Technology SA, Abidjan	99.00	COTE D’IVOIRE
ABB Ltd., Zagreb	100.00	CROATIA
ABB Lummus Global Cyprus LTD., Nicosia	100.00	CYPRUS
ABB s.r.o., Prague	100.00	CZECH REPUBLIC
ABB Lummus Global s.r.o., Brno	100.00	CZECH REPUBLIC
ABB A/S, Skovlunde	100.00	DENMARK
Asea Brown Boveri S.A., Quito	96.87	ECUADOR
Asea Brown Boveri S.A.E., Cairo	100.00	EGYPT
ABB Arab Contractors for Construction, Heliopolis	99.75	EGYPT
ABB Arab S.A.E., Cairo	80.00	EGYPT
ABB Power Systems and Automation Technology S.A.E, Cairo	99.99	EGYPT
ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City	80.00	EGYPT
ABB Petroleum Technology, Cairo	100.00	EGYPT
ABB SUSA Egypt LLC, Maadi	100.00	EGYPT
ABB Turbochargers S.A.E., Suez	100.00	EGYPT
ABB Transformers S.A.E., El-Nozha El-Gedida	65.00	EGYPT
ABB S.A. de CV, San Salvador	100.00	EL SALVADOR
ABB AS, Tallinn	100.00	ESTONIA
ABB Oy, Helsinki	100.00	FINLAND
ABB Sähkörinne Kiinteistö Oy, Helsinki	100.00	FINLAND
ABB S.A., Rueil-Malmaison	100.00	FRANCE
L’Ebenoid, Villeurbanne	100.00	FRANCE
ABB France SAS, Rueil Malmaison cedex	99.83	FRANCE
Striebel & John France S.A.R.L., Wesserling	51.00	FRANCE
ABB Automatisierungsanlagen Cottbus GmbH, Cottbus	100.00	GERMANY
ABB Airport Technologies GmbH, Mannheim	100.00	GERMANY
ABB AG, Mannheim	100.00	GERMANY
ABB Automation Products GmbH, Ladenburg	100.00	GERMANY
ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Sasbach	75.50	GERMANY
ABB Automation GmbH, Mannheim	100.00	GERMANY
ABB Automation Beteiligungs GmbH, Mannheim	100.00	GERMANY
ABB Beteiligungs-Management GmbH, Mannheim	100.00	GERMANY
Busch-Jaeger Elektro GmbH, Mannheim/Lüdenscheid	100.00	GERMANY
ABB Bauprojektmanagement GmbH, Mannheim	100.00	GERMANY
ABB Beteiligungs- und Verwaltungsges. mbH, Mannheim	100.00	GERMANY
ABB Engineering and Consulting GmbH, Wiesbaden	100.00	GERMANY
ABB Grundbesitz GmbH, Ladenburg	100.00	GERMANY
ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Ladenburg	100.00	GERMANY
ABB Gebäudetechnik GmbH, Mannheim	100.00	GERMANY
Hartmann & Braun Grundstücksverwaltungs GmbH, Mannheim	100.00	GERMANY
Hartmann & Braun GmbH & Co. KG, Mannheim	100.00	GERMANY
JLEC Power Ventures GmbH, Mannheim	100.00	GERMANY

Name	ABB Group Interest %	Jurisdiction of Incorporation
Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Ladenburg	100.00	GERMANY
ABB Logistics Center Europe GmbH, Menden	100.00	GERMANY
ABB Lummus Global GmbH, Wiesbaden	100.00	GERMANY
ABB New Ventures GmbH, Ratingen	100.00	GERMANY
ABB Patent GmbH, Mannheim	100.00	GERMANY
Pucaro Elektro-Isolierstoffe GmbH, Roigheim	100.00	GERMANY
ABB Service GmbH Bobingen, Bobingen	100.00	GERMANY
ABB Stotz-Kontakt GmbH, Heidelberg	100.00	GERMANY
Striebel & John GmbH & Co. KG, Sasbach-Obersasbach	51.00	GERMANY
Striebel Vermögensverwaltungs-GmbH, Sasbach-Obersasbach	51.00	GERMANY
ABB Training Center GmbH, Mannheim	100.00	GERMANY
ABB Technologie GmbH, Mannheim	100.00	GERMANY
ABB Wirtschaftsbetriebe GmbH, Mannheim	100.00	GERMANY
Asea Brown Boveri S.A., Metamorphossis Attica	100.00	GREECE
Wind Park of Rhodes SA, Rhodes	90.00	GREECE
ABB Turbocharger Servicios, S.A., Amatitlan	100.00	GUATEMALA
ABB Equity Limited, St. Peter’s Port	100.00	GUERNSEY
ABB ESAP Limited, St. Peter’s Port	100.00	GUERNSEY
ABB International Finance Limited, St. Peter’s Port	100.00	GUERNSEY
ABB Insurance Limited, St. Peter’s Port	100.00	GUERNSEY
ABB Transinvest Limited, St. Peter’s Port	100.00	GUERNSEY
ABB (Hong Kong) Ltd., Hong Kong	100.00	HONG KONG
ABB Asia Pacific Services Ltd., Hong Kong	100.00	HONG KONG
Industrial and Building Systems (H.K.) Limited, Hong Kong	100.00	HONG KONG
ABB Turbo Systems (Hong Kong) Limited	61.00	HONG KONG
ABB Engineering Trading and Service Ltd., Budapest	100.00	HUNGARY
ABB Limited, Bangalore	52.11	INDIA
ABB Global Services Limited, Bangalore	100.00	INDIA
ABB Holdings (South Asia) Ltd., Bangalore	100.00	INDIA
Raman Boards Limited, Karanataka	100.00	INDIA
PT ABB Bailey, Jakarta	100.00	INDONESIA
PT ABB Installation Materials, Jakarta	100.00	INDONESIA
PT ABB Sakti Industri, Jakarta	51.00	INDONESIA
PT ABB Transmission and Distribution, Jakarta	60.00	INDONESIA
ABB (P.J.S.C.), Teheran	100.00	IRAN, ISLAMIC REPUBLIC OF
ABB Ltd, Dublin	100.00	IRELAND
ABB Holdings Ireland Ltd., Dublin	100.00	IRELAND
ABB Technologies Ltd., Tirat Carmel	99.99	ISRAEL
ABB S.p.A., Milan	100.00	ITALY
ABB Power Technologies S.p.A., Milano	100.00	ITALY
ABB SACE S.p.A., Sesto S. Giovanni (MI)	100.00	ITALY
ABB Environmental Service Srl., Milan	100.00	ITALY
ABB Corporate Administration & Properties S.p.A., Milan	100.00	ITALY
Consorzio Snamprogetti - ABB LG Chemicals, Milan	50.00	ITALY
PR.ENER.CA Ceresio S.r.l., Milan	100.00	ITALY
Consorzio Safe Energy, Sesto San Giovanni (MI)	96.18	ITALY
ABB Process Solutions & Services SPA, Milan	100.00	ITALY
Telecogen s.r.l., Bussolengo	100.00	ITALY
ABB Energy Automation S.p.A., Milan	100.00	ITALY
ABB Group Service Center srl., Milano	100.00	ITALY

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB K.K., Tokyo	100.00	JAPAN
Bailey Japan Co. Ltd., Shizuoka-Ken	51.00	JAPAN
ABB Equity Ventures (Jersey) Ltd., St. Helier	100.00	JERSEY
ABB Ltd. Jordan, Amman	100.00	JORDAN
ABB Near East Trading Ltd., Amman	95.00	JORDAN
ABB Ltd., Almaty	100.00	KAZAKHSTAN
Energoinvestproekt JV LLP, Almaty	100.00	KAZAKHSTAN
CJSC Energia Kazakh Scientific Research Institute of Energy, Almaty	90.59	KAZAKHSTAN
ABB Limited, Nairobi	100.00	KENYA
ABB Ltd., Seoul	100.00	KOREA, REPUBLIC OF
ABB Engg. Technologies Co. (KSCC), Safat	49.00	KUWAIT
ABB SIA, Riga	100.00	LATVIA
ABB Electrical Co. S.A.L., Beirut	67.00	LEBANON
ABB UAB, Vilnius	100.00	LITHUANIA
ABB S.A., Leudelange	100.00	LUXEMBOURG
ABB Holdings Sdn. Bhd., Subang Jaya	100.00	MALAYSIA
ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya	100.00	MALAYSIA
Komposit Asia Pacific Limited, Labuan	100.00	MALAYSIA
ABB Malaysia Sdn Bhd, Subang Jaya	100.00	MALAYSIA
ABB Manufacturing Sdn. Bhd., Subang Jaya	49.00	MALAYSIA
ABB Transmission and Distribution Sdn. Bhd., Subang Jaya	66.00	MALAYSIA
Asea Brown Boveri Mali, Bamako	100.00	MALI
ABB Lummus Malta Limited, Floriana	100.00	MALTA
Asea Brown Boveri Ltd., Port Louis	100.00	MAURITIUS
ABB Lummus Crest Mauritius, Port Louis	100.00	MAURITIUS
Asea Brown Boveri S.A. de C.V., Tlalnepantla	100.00	MEXICO
ABB Mexico S.A. de C.V., Tlalnepantla	100.00	MEXICO
Asea Brown Boveri S.A., Casablanca	100.00	MOROCCO
ABB Tecnel Limitada, Maputo	60.00	MOZAMBIQUE
Asea Brown Boveri (Pty) Ltd., Windhoek	100.00	NAMIBIA
ABB BV, Rotterdam	100.00	NETHERLANDS
ABB Holdings BV, Amsterdam	100.00	NETHERLANDS
ABB Capital, B.V., Amsterdam	100.00	NETHERLANDS
ABB Equity Ventures B.V., Amsterdam	100.00	NETHERLANDS
ABB Finance B.V., Amsterdam	100.00	NETHERLANDS
ABB Power Investment (India) B.V., Amsterdam	100.00	NETHERLANDS
ABB Group Accounting Services B.V., Amstelveen	100.00	NETHERLANDS
ABB Lummus Global B.V., The Hague	100.00	NETHERLANDS
ABB Lummus Global Technology B.V., The Hague	100.00	NETHERLANDS
ABB Lummus Heat Transfer B.V., The Hague	100.00	NETHERLANDS
Novolen Technology Holdings, C.V., The Hague	82.00	NETHERLANDS
ABB Oil & Gas Europe B.V., The Hague	100.00	NETHERLANDS
ABB Equity Ventures Projects B.V., Amsterdam	100.00	NETHERLANDS
ABB Limited, Auckland	100.00	NEW ZEALAND
ABB Maintenance Services Limited, Auckland	100.00	NEW ZEALAND
ABBNG Limited, Abuja	60.00	NIGERIA
Vetco Gray Nigeria Limited, Port Harcourt	97.60	NIGERIA
ABB AS, Billingstad	100.00	NORWAY
ABB Holding AS, Billingstad	100.00	NORWAY
ABB Telexp AS, Bergen	100.00	NORWAY

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB LLC, Al Hamriya	65.00	OMAN
ABB (Pvt) Ltd., Lahore	100.00	PAKISTAN
ABB S.A., Panama	100.00	PANAMA
ABB James Watt (PNG) Limited, Regents Park, NSW	100.00	PAPUA NEW GUINEA
Asea Brown Boveri S.A., Lima	88.12	PERU
Asea Brown Boveri Inc., Paranaque, Metro Manila	100.00	PHILIPPINES
ABB Sp. zo.o., Warsaw	96.83	POLAND
Entrelec Polzka Sp. zo.o., Leborska	100.00	POLAND
ABB S.G.P.S, S.A., Amadora	100.00	PORTUGAL
ABB Stotz Kontakt Eléctrica, Unipessoal, Lda., Porto	100.00	PORTUGAL
ABB (Asea Brown Boveri) S.A., Amadora	100.00	PORTUGAL
SMM-UM-Sociedade de Montagens Metalomecanicas SA, Amadora	100.00	PORTUGAL
ABB Qatar LLC., Doha	49.00	QATAR
ABB SRL, Bucharest	100.00	ROMANIA
Asea Brown Boveri Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Communications and Information Systems Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Electroengineering Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Energosvyaz LLC, Moscow	100.00	RUSSIAN FEDERATION
ABB Industrial and Building Systems Ltd., Moscow	100.00	RUSSIAN FEDERATION
ABB Moskabel Ltd., Moscow	100.00	RUSSIAN FEDERATION
000 ABB Lummus Global, Moscow	100.00	RUSSIAN FEDERATION
ABB Automation LLC, Moscow	76.20	RUSSIAN FEDERATION
ABB Contracting Company Ltd., Riyadh	65.00	SAUDI ARABIA
ABB Electrical Industries Ltd., Riyadh	65.00	SAUDI ARABIA
ABB Automation Co. Ltd., Riyadh	65.00	SAUDI ARABIA
Electrical Materials Center, Riyadh	0.00	SAUDI ARABIA
Lummus Alireza Ltd. Co., Saudi Arabia	92.00	SAUDI ARABIA
Saudi SAE Technical Construction Co. Ltd., Riyadh	100.00	SAUDI ARABIA
ABB Service Co. Ltd., Al Khobar	65.00	SAUDI ARABIA
ABB Technologies S.A., Dakar	100.00	SENEGAL
ABB d.o.o., Belgrade	100.00	SERBIA
ABB Agencies Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Holdings Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Industry Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Lummus Global Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Support Pte. Ltd., Singapore	100.00	SINGAPORE
ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore	100.00	SINGAPORE
ABB, s.r.o., Bratislava	100.00	SLOVAKIA
ABB D.o.o., Ljubljana	100.00	SLOVENIA
ABB Holdings (Pty) Ltd., Sunninghill	80.00	SOUTH AFRICA
Desta Power Matla (Pty) Ltd., Pretoria	29.98	SOUTH AFRICA
Nelspruit Airport Operating Company (Pty) Ltd., Nelspruit	90.00	SOUTH AFRICA
Primkop Airport Management (Pty) Ltd., Nelspruit	90.00	SOUTH AFRICA
ABB Powertech Transformers (Pty) Ltd., Pretoria	40.00	SOUTH AFRICA
ABB South Africa (Pty) Ltd., Sunninghill	80.00	SOUTH AFRICA
Asea Brown Boveri S.A., Madrid	100.00	SPAIN
ABB Participation AB, Västerås	100.00	SWEDEN
ABB AB, Västerås	100.00	SWEDEN
ABB Construction AB, Västerås	100.00	SWEDEN
AB Cythere 61, Västerås	100.00	SWEDEN

Name	ABB Group Interest %	Jurisdiction of Incorporation
AB Cythere 63, Västerås	100.00	SWEDEN
AB Electro-Invest, Västerås	100.00	SWEDEN
ABB Industriunderhåll AB, Degerfors	51.00	SWEDEN
ABB Fastighet AB, Västerås	100.00	SWEDEN
Fastighetsaktiebolaget Femur AB, Västerås	100.00	SWEDEN
ABB Norden Holding AB, Stockholm	100.00	SWEDEN
ABB Automation Technologies AB, Västerås	100.00	SWEDEN
ABB Power Technologies AB, Ludvika	100.00	SWEDEN
Tre Kronor Investment AB, Västerås	100.00	SWEDEN
Fastighetsaktiebolaget Temporum AB, Västerås	100.00	SWEDEN
ABB Technology AB, Västeras	100.00	SWEDEN
ABB Financial Services AB, Sollentuna	100.00	SWEDEN
ABB Ltd, Zurich	100.00	SWITZERLAND
ABB Asea Brown Boveri Ltd., Zurich	100.00	SWITZERLAND
ABB Management Services Ltd., Zurich	100.00	SWITZERLAND
ABB Dicoesa, Belfaux	100.00	SWITZERLAND
ABB MEA Participations Ltd., Zurich	100.00	SWITZERLAND
ABB Information Systems Ltd., Zurich	100.00	SWITZERLAND
ABB Handels- und Verwaltungs AG, Zurich	100.00	SWITZERLAND
ABB Intra AG, Zurich	100.00	SWITZERLAND
ABB Immobilien AG, Baden	100.00	SWITZERLAND
ABB International Services AG, Zurich	100.00	SWITZERLAND
ABB Schweiz AG, Baden	100.00	SWITZERLAND
ABB International Marketing Ltd., Zurich	100.00	SWITZERLAND
ABB Research Ltd., Zurich	100.00	SWITZERLAND
ABB Sécheron S.A., Satigny	99.97	SWITZERLAND
ABB Technology Ltd., Zurich	100.00	SWITZERLAND
ABB Turbo-Systems Holding Ltd., Baden	100.00	SWITZERLAND
ABB Turbo-Systems AG, Baden	100.00	SWITZERLAND
ABB Ltd., Taipei	100.00	TAIWAN, PROVINCE OF CHINA
ABB Limited, Dar Es Salaam	100.00	TANZANIA, UNITED REPUBLIC
ABB Tanelec Ltd., Arusha	70.00	TANZANIA, UNITED REPUBLIC
ABB LIMITED, Bangkok	100.00	THAILAND
Asea Brown Boveri Holding Ltd., Bangkok	100.00	THAILAND
ABB Bailey Limited, Bangkok	98.00	THAILAND
Kent Meters (Thailand) Ltd., Bangkok	100.00	THAILAND
L’Ebenoid Production, Tunisie	100.00	TUNISIA
ABB Maghreb Services S.A., Tunis	100.00	TUNISIA
ABB Holding A.S., Istanbul	99.95	TURKEY
ABB Barmek Elektrik Sanayi Ve Ticaret, Ankara	49.98	TURKEY
ABB Elektrik Sanayi A.S., Istanbul	99.94	TURKEY
ABB Ltd., Kampala	100.00	UGANDA
ABB Ltd., Kiev	100.00	UKRAINE
ABB Automation L.L.C., Abu Dhabi	49.00	UNITED ARAB EMIRATES
ABB Industries FZ, Dubai	100.00	UNITED ARAB EMIRATES
ABB Industries (L.L.C.), Dubai	49.00	UNITED ARAB EMIRATES
ABB Transmission & Distribution Ltd., Abu Dhabi	49.00	UNITED ARAB EMIRATES
ABB Ltd., Warrington	100.00	UNITED KINGDOM
ABB Holdings Ltd., Warrington	100.00	UNITED KINGDOM
ABB Investments Ltd., Warrington	100.00	UNITED KINGDOM

Name	ABB Group Interest %	Jurisdiction of Incorporation
ABB Lummus Crest Ltd., Surrey	100.00	UNITED KINGDOM
Lighting for Staffordshire Holdings Ltd., Staffordshire	60.00	UNITED KINGDOM
Lighting for Staffordshire Ltd., Staffordshire	60.00	UNITED KINGDOM
ABB Lutech Resources Ltd., Surrey	100.00	UNITED KINGDOM
ABB Service Limited, Warrington	100.00	UNITED KINGDOM
ABB Combined Heat and Power Ltd., Warrington	100.00	UNITED KINGDOM
ABB Inc., Norwalk CT	100.00	UNITED STATES
ABB Barranquilla Inc., Princeton, NJ	100.00	UNITED STATES
Combustion Engineering Inc., Norwalk, CT	100.00	UNITED STATES
Connecticut Valley Claims, CT	100.00	UNITED STATES
DLI Engineering Corp., Bainbridge Island	100.00	UNITED STATES
ABB Holdings Inc., Norwalk	100.00	UNITED STATES
ABB Investments LLC, Norwalk, CT	100.00	UNITED STATES
Lummus Catalyst Company, Bloomfield, NJ	100.00	UNITED STATES
ABB Lummus Global International Corp., Texas	100.00	UNITED STATES
ABB Lummus Global Overseas Corporation, Bloomfield, NJ	100.00	UNITED STATES
Joint Venture ABB Lummus Snamprogetti USA, Houston	50.00	UNITED STATES
ABB Lummus Global Inc., Bloomfield, NJ	100.00	UNITED STATES
ABB Susa Inc., North Brunswick, NJ	100.00	UNITED STATES
Camelot IS-2 International, Inc. D/B/A Skyva International, Wickliffe	99.97	UNITED STATES
ABB Susa International Inc., North Brunswick, NJ	100.00	UNITED STATES
ABB Treasury Center USA Inc., Norwalk, CT	100.00	UNITED STATES
ABB CL Logistic S.A., Montevideo	100.00	URUGUAY
ABB CHTZ Closed Joint Stock Company, Chirchik	68.00	UZBEKISTAN
Asea Brown Boveri S.A., Caracas	100.00	VENEZUELA
ABB Ltd., Hanoi	100.00	VIET NAM
ABB Ltd., Lusaka	100.00	ZAMBIA
ABB (Private) Ltd., Harare	100.00	ZIMBABWE